UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                   FORM 8-K/A
                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 18, 2005

                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

             Utah                                         87-0543981
(State or other jurisdiction of                (IRS Employer Identification
       incorporation)                                       Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this amendment is to disclose revisions to the terms of the Convertible Debentures, as discussed below under the heading "Amended and Restated Convertible Debentures." The terms of the Convertible Notes and Convertible Bridge Notes as originally described in the Company's 8-K filed on November 2, 2005, have not changed.

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

Item 3.02 Unregistered Sales of Equity Securities

Convertible Notes
-----------------

         From March 2005 to June 2005, RemoteMDx, Inc. (the "Company"), entered into purchase agreements with 5 accredited investors for the placement of an aggregate of $1,300,500 in principal amount of Convertible Notes (the "Convertible Notes"). The Convertible Notes accrue interest at a rate of 18% per annum. Interest on the Notes was prepaid in full at the time of purchase of the Notes with shares of Common Stock of the Company (the "Convertible Note Interest Shares"), valued at $0.54 per share. The Convertible Notes are convertible into shares of the Company's Common Stock at a per share conversion price of 50% of the market price of the common stock of the Company, but not greater than $0.40. The Convertible Notes are due three years from the date of execution.

         Pursuant to the terms of the purchase agreements, the Company granted piggyback registration rights to the holders of the Convertible Notes, covering the Convertible Note Interest Shares and the shares of Common Stock into which the Convertible Notes are convertible.

         The terms of the Convertible Note placement are set forth in full in the forms of Convertible Note Purchase Agreement and Convertible Note filed as exhibits to this Report.

Convertible Bridge Notes
------------------------

         From July 2005 to September 2005, the Company entered into purchase agreements with 17 accredited investors for the placement of an aggregate of $1,280,000 in principal amount of Convertible Promissory Bridge Note (the "Convertible Bridge Notes"). The Convertible Bridge Notes accrue interest at a rate of 18% per annum. Interest on the Convertible Bridge Notes was prepaid in full at the time of purchase of the notes with shares of Common Stock of the Company (the "Convertible Bridge Note Interest Shares"), valued at $0.54 per share. The Convertible Bridge Notes are convertible into shares of the Company's Common Stock at a per share conversion price of 50% of the market price of the common stock of the Company as determined over a 20 day trading period prior to conversion. The Convertible Bridge Notes are due three years from the date of execution.

         Pursuant to terms of the purchase agreements, the Company agreed to file with the Securities and Exchange Commission, for offer and sale under the Securities Act of 1933, as amended, within 30 days from September 30, 2005 a registration statement covering the Convertible Bridge Note Interest Shares and the shares of Common Stock into which the Convertible Bridge Notes are convertible.

         Casimir Capital LP served as the Placement Agent for the transaction.

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

         The terms of the Convertible Bridge Notes placement are set forth in full in the forms of Convertible Bridge Note Purchase Agreement and Convertible Bridge Note filed as exhibits to this Report.

Amended and Restated Convertible Debentures
-------------------------------------------

         In October 2005, the Company entered into definitive agreements with four accredited investors for the private placement of an aggregate of $575,000 in principal amount of 5% Senior Convertible Debentures (the "Debentures").

         Subsequently, on November 18, 2005, the Company and the four investors agreed to revise certain terms of the Debentures. The Company and the investors entered into amended and restated purchase and registration rights agreements, and the Company issued amended and restated debentures (the "Amended and Restated Debentures").

         The Amended and Restated Debentures accrue interest at a rate of 5% per annum, payable in cash or in common stock. The Amended and Restated Debentures are convertible into shares of the Company's Common Stock at a per share conversion price of the lower of 50% of the market price of the common stock of the Company, or $0.60. The market price is the average closing bid prices of the Common Stock of the Company as reported, at the option of the Debenture holder, by Bloomberg, LP or by the National Association of Securities Dealers or the closing bid price on the over-the-counter market for the twenty (20) consecutive trading days ending prior to the conversion date. The Amended and Restated Debentures mature and are payable three years from the date thereof. Each investor also received one share of Common Stock for each dollar principal amount of Debenture. (No additional shares were issued in connection with the Amended and Restated Debentures.)

         The Company has a right to prepay the Amended and Restated Debentures by providing written notice to the Holder at least 10 days but not more than 15 days prior to the proposed prepayment date. During such ten-day period, the Holder shall retain its rights to convert the Amended and Restated Debenture, as subject to the terms and conditions of the Amended and Restated Debenture. Such written notice must be accompanied by a representation from the Company that it has sufficient funds on deposit either at its bank or at the transfer agent to effectuate such prepayment.

         Pursuant to the Amended and Restated Registration Rights Agreements between the Debenture holders and the Company, the Company agreed to file a registration statement with the Securities and Exchange Commission, by November 14, 2005, covering the sale of the shares of Common Stock into which the Debentures are convertible, and the Common Stock issued at closing.

         Andrew Garrett Inc. served as the Placement Agent for the Debenture transaction.

         The terms of the Debenture placement are set forth in full in the forms of Amended and Restated Debenture Purchase Agreement, Amended and Restated Convertible Debenture, and the Amended and Restated Registration Rights Agreement filed as exhibits to this Report.

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

         The proceeds from the sale of the Convertible Notes, the convertible Bridge Notes, and the Debentures will be used for general corporate purposes.

Item 9.01.  Exhibits.

Exhibit No.        Description
-----------        ------------

(10.3) Form of Amended and Restated Debenture Purchase Agreement between the Company and the investors, together with exhibits including form of Amended and Restated Debenture and Debenture Registration Rights Agreement (filed herewith).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REMOTEMDX, INC.




                                      By:  /s/ Michael G. Acton
                                      -----------------------------
                                      Michael G. Acton, Chief Financial Officer

Date: November ___, 2005

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